CR
公司註冊處
Companies Registry

法團成立表格
(股份有限公司)
Incorporation Form
(Company Limited by Shares)

表格 Form **NNC1**

註 Note

8 **1** 建議採用的公司名稱 **Proposed Company Name**

建議採用的公司英文名稱 Proposed English Company Name

BioCrude Technologies, (Hong Kong) Limited

建議採用的公司中文名稱 Proposed Chinese Company Name

N/A

9 **2** 公司類別 **Type of Company**

請在適用的空格內加上 ✓ 號 Please tick the relevant box

☑ 私人 Private ☐ 公眾 Public

10 **3** 公司在香港的註冊辦事處的建議地址
Proposed Address of the Company's Registered Office in Hong Kong

Unit A, 15th Floor, Sunshine Plaza,
353 Lockhart Road, Wanchai
Hong Kong

(本處不接納「轉交」地址或郵政信箱號碼 'Care of' addresses or post office box numbers are not acceptable)

11 **4** 電郵地址 **E-mail Address**

N/A

4 提交人的資料 **Presentor's Reference**	請勿填寫本欄 **For Official Use**
姓名 Name : B & W Int'l Secretary Limited 地址 Address : Unit A, 15/F., Sunshine Plaza, 353 Lockhart Road, Wanchai, Hong Kong 電話 Tel : 852-28779939 傳真 Fax : 852-28779912 電郵 E-mail : 檔號 Reference :	

表格 Form **NNC1**

⓬ **5** 公司組成時的股本及最初的股份持有情況
Share Capital and Initial Shareholdings on the Company's Formation

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	建議發行的股份總數 Total Number of Shares Proposed to be Issued	貨幣 Currency	創辦成員認購的股本總額 Total Amount of Share Capital to be Subscribed by Founder Members (a)	建議發行的股份的將要繳付或視爲已繳付的總款額 Total Amount to be Paid Up or to be Regarded as Paid Up on the Shares Proposed to be Issued (b)	建議發行的股份的尙未繳付或視爲尙未繳付的總款額 Total Amount to Remain Unpaid or to be Regarded as Unpaid on the Shares Proposed to be Issued (a) - (b)
Ordinary	-1,000-	HKD	$1,000.00	$1,000.00	$0.00
總值 Total	-1,000-	HKD	$1,000.00	$1,000.00	$0.00

⓭ **5A** 股份所附帶的權利的詳情Particulars of Rights Attached to Shares
(只適用於發行超過一類股份的公司 Only applicable to company issuing more than 1 class of shares)

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	附帶的權利的詳情 (包括表決權；在分派股息時參與該項分派的權利；在分派股本時參與該項分派的權利；該類別股份是否屬可贖回股份等) Particulars of Rights Attached (Including voting rights; rights to participate in a distribution as respects dividends; rights to participate in a distribution as respects capital; whether the shares are redeemable etc.)
	N/A

14 6 創辦成員 Founder Members

(如超過兩名創辦成員，請用續頁A填報 Use Continuation Sheet A if more than 2 founder members)

1

中文姓名／名稱 Name in Chinese	N/A
英文姓名／名稱 Name in English	Biocrude Technologies USA, Inc.
地址 Address	1212 S. Casino Center, Las Vegas, NV 89104
國家 / 地區 Country / Region	U.S.A.

承購的股本 Share Capital to be Subscribed

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	建議向該成員發行的股份數目 Shares Proposed to be Issued to the Member		
	總數 Total Number	貨幣 Currency	總款額 Total Amount
Ordinary	700	HKD	$700.00
總值 Total	700	HKD	$700.00

2

中文姓名／名稱 Name in Chinese	中國建設香港有限公司
英文姓名／名稱 Name in English	SINOCONST HONG KONG CO., LIMITED
地址 Address	Room 2107, 21/F., Lippo Centre Tower 2
	89 Queensway, Admiralty
國家 / 地區 Country / Region	Hong Kong

承購的股本 Share Capital to be Subscribed

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	建議向該成員發行的股份數目 Shares Proposed to be Issued to the Member		
	總數 Total Number	貨幣 Currency	總款額 Total Amount
Ordinary	300	HKD	$300.00
總值 Total	300	HKD	$300.00

15 **7 首任公司秘書 First Company Secretary**

(如超過一名公司秘書屬自然人或法人團體，請用續頁B填報 Use Continuation Sheet B if more than 1 company secretary is a natural person or a body corporate)

A. 公司秘書（自然人） Company Secretary (Natural Person)

中文姓名 Name in Chinese	N/A

英文姓名 Name in English

姓氏 Surname	
名字 Other Names	

	中文 Chinese	英文 English
前用姓名 Previous Names		
別名 Alias		

16 香港通訊地址 Hong Kong Correspondence Address

(本處不接納郵政信箱號碼 Post office box numbers are not acceptable)

17 電郵地址 E-mail Address

18 身份證明 Identification

(a) 香港身份證號碼 Hong Kong Identity Card Number ( )

(b) 護照 Passport

簽發國家 Issuing Country　號碼 Number

20 **B. 公司秘書(法人團體) Company Secretary**

中文名稱 Name in Chinese	偉略國際秘書顧問有限公司
英文名稱 Name in English	B & W Int'l Secretary Limited

19 香港地址 Hong Kong Address

Unit A, 15/F., Sunshine Plaza

353 Lockhart Road, Wanchai

Hong Kong

(本處不接納「轉交」地址或郵政信箱號碼 'Care of' addresses or post office box numbers are not acceptable)

17 電郵地址 E-mail Address	N/A
公司編號 Company Number	837350

表格
Form **NNC1**

15 **8 首任董事 First Directors**

A. 董事 (自然人) Director (Natural Person)

(如超過一名董事屬自然人，請用續頁C填報 Use Continuation Sheet C if more than 1 director is a natural person)

中文姓名 Name in Chinese	N/A

英文姓名 Name in English

姓氏 Surname	MOUKAS
名字 Other Names	John

	中文 Chinese	英文 English
前用姓名 Previous Names	N/A	N/A
別名 Alias	N/A	N/A

21 住址 Residential Address

	465 88E AV LAVAL (QC) H7W 3G1
國家 / 地區 Country / Region	Canada

(本處不接納「轉交」地址或郵政信箱號碼 'Care of' addresses or post office box numbers are not acceptable)

22 電郵地址 E-mail Address: N/A

23 身份證明 Identification

(a) 香港身份證號碼 Hong Kong Identity Card Number: ( )

(b) 護照 Passport

簽發國家 Issuing Country	號碼 Number
Canada	GJ038640

25 **提示 Advisory Note**

所有公司董事均應閱讀公司註冊處編製的《董事責任指引》，並熟悉該指引所概述的董事一般責任。
All directors of the company are advised to read 'A Guide on Directors' Duties' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guide.

26 **出任董事職位同意書 Consent to Act as Director**

請在適用的空格內加上 ✓ 號 Please tick the relevant box

☑ 本人同意在公司成立爲法團時擔任其董事，並確認本人已年滿18歲。
I consent to be a director of the company on its incorporation and confirm that I have attained the age of 18 years.

簽署 Signed :

☐ 出任董事職位同意書會於公司成立爲法團的日期後15日內交付登記。
The Consent to Act as Director will be delivered for registration not later than 15 days after the date of incorporation of the company.

8 首任董事 First Directors (續上頁cont'd)

B. 董事 (法人團體) Director (Body Corporate)

(如超過一名董事屬法人團體，請用續頁D填報 Use Continuation Sheet D if more than 1 director is a body corporate)

中文名稱
Name in Chinese

N/A

英文名稱
Name in English

24 地址
Address

國家 / 地區
Country / Region

(本處不接納「轉交」地址或郵政信箱號碼 'Care of' addresses or post office box numbers are not acceptable)

22 電郵地址
E-mail Address

公司編號 Company Number
(只適用於在香港註冊的法人團體 Only applicable to body corporate registered in Hong Kong)

25 **提示 Advisory Note**

所有公司董事均應閱讀公司註冊處編製的《董事責任指引》，並熟悉該指引所概述的董事一般責任。
All directors of the company are advised to read 'A Guide on Directors' Duties' published by the Guide.

26 **出任董事職位同意書 Consent to Act as Director**
請在適用的空格內加上 ✓ 號 Please tick the relevant box

☐ 本人獲上述法人團體授權確認上述法人團體同意在公司成立爲法團時擔任其董事。
I, being authorized by the above body corporate, confirm that the body corporate consents to be a director of this company on its corporation.

簽署 Signed : ______________________________

法人團體的董事／公司秘書／獲授權人士*
Director／Company Secretary／Authorized Person of the Body Corporate*

☐ 出任董事職位同意書會於公司成立爲法團的日期後15日內交付登記。
The Consent to Act as Director will be delivered for registration not later than 15 days after the date of incorporation of the company.

* *請刪去不適用者 Delete whichever does not apply*

⑦ **9 創辦成員陳述書 Statement of Founder Member**

本人現核證 I certify that：

(a) 本人爲公司的創辦成員或獲其授權人士(如創辦成員爲法人團體)並獲其他創辦成員(如有的話)授權簽署本表格。
I am a founder member of this company or an authorised person of a corporate founder member, which is a body corporate (if applicable) and am authorised by the other founder members (if any) to sign this incorporation form.

(b) 名列本表格內的每一名屬自然人的公司秘書通常居於香港。
Each of the company secretaries named in this form who is a natural person ordinarily resides in Hong Kong.

(c) 名列本表格內但未簽署「出任董事職位同意書」的每一名董事已同意在公司成立爲法團時擔任其董事，每一名屬自然人的董事並且已年滿18歲。
Each of the directors named in this form who has not signed the 'Consent to Act as Director' has consented to be a director of this company on its incorporation and each director who is a natural person has attained the age of 18 years.

(d) 所有創辦成員已爲《公司條例》第 67(1)(a) 條的目的而簽署公司的章程細則，並確認連同本表格交付的公司章程細則的文本的內容，與由所有創辦成員簽署的該等章程細則的內容相同。
The company's Articles have been signed by all founder members for the purposes of 67(1)(a) of the Companies Ordinance. The contents of the copy of the company's articles delivered together with this form are the same as those of the articles signed by all founder members.

(e) 本表格所載的資料、陳述及詳情均屬準確，並與公司的章程細則內的資料、陳述及詳情相符。
The information, statements and particulars contained in this form are accurate and consistent with those contained in the company's articles.

(f) 公司已遵守《公司條例》中就有關公司註冊的所有規定。
All the requirements of the Companies Ordinance in respect of the registration of the company have been complied with.

本表格包括下列續頁 This Form includes the following Continuation Sheet(s)

續頁 Continuation Sheet(s)	A	B	C	D
頁數 Number of pages	Nil	Nil	-4-	Nil

For and on behalf of
BIOCRUDE TECHNOLOGIES USA, INC.

⑦ 簽署 Signed : ....
Authorized Signature(s)

姓名 Name : Biocrude Technologies USA, Inc.
創辦成員 Founder Member

日期 Date : 26 APR 2017
日DD / 月MM / 年YYYY

指明編號1/2014 (2014年3月) Specification No. 1/2014 (March 2014)

表格 Form **NNC1**

續頁C Continuation Sheet C

15 首任董事 (自然人) 詳情 (第 8A 項) Details of First Directors (Natural Person) (Section 8A)

中文姓名 Name in Chinese	張愛麗

英文姓名 Name in English

姓氏 Surname	ZHANG
名字 Other Names	Aili

	中文 Chinese	英文 English
前用姓名 Previous Names	N/A	N/A
別名 Alias	N/A	N/A

21 住址 Residential Address	Zhong Guo Bei Jing Shi Xi Cheng Qu Xi Rong Xian Hu Tong 13 Hao
	Lou 3 Men 201 Hao
國家 / 地區 Country / Region	China

(本處不接納「轉交」地址或郵政信箱號碼 'Care of ' addresses or post office box numbers are not acceptable)

22 電郵地址 E-mail Address	N/A

23 身份證明 Identification

(a) 香港身份證號碼 Hong Kong Identity Card Number: ( )

(b) 護照 Passport

簽發國家 Issuing Country	號碼 Number
China	G29005825

2 提示 Advisory Note

所有公司董事均應閱讀公司註冊處編製的《董事責任指引》，並熟悉該指引所概述的董事一般責任。
All directors of the company are advised to read ' A Guide on Directors ' Duties ' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guide.

26 出任董事職位同意書 Consent to Act as Director

請在適用的空格內加上 ✓ 號 Please tick the relevant box

- [x] 本人同意在公司成立為法團時擔任其董事，並確認本人已年滿18歲。
I consent to be a director of the company on its incorporation and confirm that I have attained the age of 18 years.

簽署 Signed : 張愛麗

- [ ] 出任董事職位同意書會於公司成立為法團的日期後15日內交付登記。
The Consent to Act as Director will be delivered for registration not later than 15 days after the date of incorporation of the company.

表格 Form **NNC1**

續頁C Continuation Sheet C

15 首任董事 (自然人) 詳情 (第 8A 項) Details of First Directors (Natural Person) (Section 8A)

中文姓名 Name in Chinese: N/A

英文姓名 Name in English

姓氏 Surname: BARAN

名字 Other Names: Boris

前用姓名 Previous Names

中文 Chinese	英文 English
N/A	N/A

別名 Alias

中文 Chinese	英文 English
N/A	N/A

21 住址 Residential Address

5350 Av Macdonald 1008 Cote Saint-Luc (QC) H3X 3V2

國家 / 地區 Country / Region: Canada

(本處不接納「轉交」地址或郵政信箱號碼 'Care of' addresses or post office box numbers are not acceptable)

22 電郵地址 E-mail Address: N/A

23 身份證明 Identification

(a) 香港身份證號碼 Hong Kong Identity Card Number: ( )

(b) 護照 Passport

簽發國家 Issuing Country	號碼 Number
Canada	QJ467703

2 提示 Advisory Note

所有公司董事均應閱讀公司註冊處編製的《董事責任指引》，並熟悉該指引所概述的董事一般責任。
All directors of the company are advised to read 'A Guide on Directors' Duties' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guide.

26 出任董事職位同意書 Consent to Act as Director

請在適用的空格內加上 ✓ 號 Please tick the relevant box

[✓] 本人同意在公司成立為法團時擔任其董事，並確認本人已年滿18歲。
I consent to be a director of the company on its incorporation and confirm that I have attained the age of 18 years.

簽署 Signed:

[ ] 出任董事職位同意書會於公司成立為法團的日期後15日內交付登記。
The Consent to Act as Director will be delivered for registration not later than 15 days after the date of incorporation of the company.

15 首任董事(自然人)詳情 (第 8A 項) Details of First Directors (Natural Person) (Section 8A)

中文姓名 Name in Chinese	N/A

英文姓名 Name in English

姓氏 Surname	LY
名字 Other Names	Wilson Hou

	中文 Chinese	英文 English
前用姓名 Previous Names	N/A	N/A
別名 Alias	N/A	N/A

21 住址 Residential Address

8823 Rue Ernest-Savignac Montreal (QC) H2M 2H4

國家 / 地區 Country / Region: Canada

(本處不接納「轉交」地址或郵政信箱號碼 'Care of ' addresses or post office box numbers are not acceptable)

22 電郵地址 E-mail Address: N/A

23 身份證明 Identification

(a) 香港身份證號碼 Hong Kong Identity Card Number: ( )

(b) 護照 Passport

簽發國家 Issuing Country	號碼 Number
Canada	HG310482

2 提示 Advisory Note

所有公司董事均應閱讀公司註冊處編製的《董事責任指引》，並熟悉該指引所概述的董事一般責任。
All directors of the company are advised to read ' A Guide on Directors ' Duties ' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guide.

26 出任董事職位同意書 Consent to Act as Director

請在適用的空格內加上 ✓ 號 Please tick the relevant box

☑ 本人同意在公司成立爲法團時擔任其董事，並確認本人已年滿18歲。
I consent to be a director of the company on its incorporation and confirm that I have attained the age of 18 years.

簽署 Signed:

☐ 出任董事職位同意書會於公司成立爲法團的日期後15日內交付登記。
The Consent to Act as Director will be delivered for registration not later than 15 days after the date of incorporation of the company.

表格 Form **NNC1**

續頁C Continuation Sheet C

15 首任董事(自然人)詳情(第8A項) Details of First Directors (Natural Person) (Section 8A)

中文姓名 Name in Chinese: N/A

英文姓名 Name in English

姓氏 Surname: PARIS

名字 Other Names: Jean Luc

前用姓名 Previous Names

中文 Chinese	英文 English
N/A	N/A

別名 Alias

中文 Chinese	英文 English
N/A	N/A

21 住址 Residential Address: 10285 Av Papineau, Montreal (QC) H2B 2A1

國家 / 地區 Country / Region: Canada

(本處不接納「轉交」地址或郵政信箱號碼 'Care of' addresses or post office box numbers are not acceptable)

22 電郵地址 E-mail Address: N/A

23 身份證明 Identification

(a) 香港身份證號碼 Hong Kong Identity Card Number: ( )

(b) 護照 Passport

簽發國家 Issuing Country	號碼 Number
Canada	HM749433

25 **提示 Advisory Note**

所有公司董事均應閱讀公司註冊處編製的《董事責任指引》，並熟悉該指引所概述的董事一般責任。
All directors of the company are advised to read 'A Guide on Directors' Duties' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guide.

26 出任董事職位同意書 Consent to Act as Director

請在適用的空格內加上 ✓ 號 Please tick the relevant box

☑ 本人同意在公司成立為法團時擔任其董事，並確認本人已年滿18歲。
I consent to be a director of the company on its incorporation and confirm that I have attained the age of 18 years.

簽署 Signed :

☐ 出任董事職位同意書會於公司成立為法團的日期後15日內交付登記。
The Consent to Act as Director will be delivered for registration not later than 15 days after the date of incorporation of the company.